EXHIBIT 99.1

FOR IMMEDIATE RELEASE

BROOKDALE CONFIRMS RECEIPT OF DIRECTOR NOMINATIONS

No Shareholder Action Required at this Time

NASHVILLE, Tenn., March 16, 2015 -- Brookdale Senior Living Inc. (NYSE:  BKD) today confirmed that Sandell Asset Management ("Sandell") has provided notice of its intent to nominate three director candidates to stand for election to Brookdale's Board of Directors at the Company's 2015 Annual Meeting of Shareholders. The Nominating and Corporate Governance Committee of the Board of Directors will review the proposed nominees in accordance with the Company's Bylaws and Corporate Governance Guidelines. Brookdale shareholders are not required to take any action at this time.

Brookdale issued the following statement:

Brookdale's Board of Directors and management team are committed to acting in the best interests of the Company and its shareholders.  We maintain a longstanding commitment to open dialogue with our shareholders, and, in that regard, we have met with Sandell extensively.   Given our willingness to engage and discuss Sandell's viewpoints with a goal of resolving this situation constructively, we are surprised that they have determined to take this course of action.

Brookdale is led by a highly qualified Board of Directors that brings a diverse set of skills and expertise, and balances both institutional knowledge and fresh perspectives.  Adding new independent directors has been a priority for the Brookdale Board. In fact, Brookdale added Bill Petty to the Board in December 2014 as a new independent director with significant real estate, healthcare and finance experience.  Furthermore, the Company has publicly stated that it is considering adding additional independent directors with real estate, finance and transactional experience in order to assist the Company's continuing evaluation of the value and role of its real estate.  Brookdale is committed to continuing to evolve the overall skills and experience represented on the Board in order to ensure that the Board has the appropriate balance of industry, finance, real estate and operations experience to support the management team in refining and executing the strategy to create value for all Brookdale shareholders.

Contrary to Sandell's assertions, Brookdale's Board and management team regularly examine a wide range of strategic opportunities to enhance shareholder value and have a proven record of taking decisive actions to achieve this important objective.  Brookdale's Board, the Investment Committee of the Board and management team, working together with their legal and financial advisors, are continuing to explore options and alternatives associated with the Company's significant owned real estate portfolio, which began prior to the Company's acquisition of Emeritus in 2014.

This comprehensive review is active and ongoing and is considering, among other things, the significant financial flexibility, potential value creation opportunities and tax mitigation strategies that real estate ownership affords the Company.  It is a complex process, and there are no assurances that this review will result in any transaction or change to the Company's strategy or corporate structure.

Brookdale's Board and management team will continue to make decisions and take actions that we believe are in the best interests of the Company and our shareholders and to focus on our mission of enriching the lives of those we serve with compassion, respect, excellence and integrity.

The Board will present its recommendation regarding director nominees in Brookdale's definitive proxy statement and other materials, to be filed with the Securities and Exchange Commission and made available to all shareholders eligible to vote at the 2015 Annual Meeting.

Skadden, Arps, Slate, Meagher & Flom LLP is serving as Brookdale's legal advisor, and Goldman, Sachs & Co., BofA Merrill Lynch, and CS Capital Advisors, LLC, are serving as financial advisors.

About Brookdale Senior Living

Brookdale Senior Living Inc. is the leading operator of senior living communities throughout the United States.  We are committed to providing senior living solutions primarily within properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents.  Currently we operate independent living, assisted living, and dementia-care communities and continuing care retirement centers, with approximately 1,150 communities in 46 states and the ability to serve approximately 111,000 residents.  Through our ancillary services program, we also offer a range of outpatient therapy, home health, personalized living and hospice services.

Safe Harbor

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding our intent, belief or expectations, including, but not limited to, statements relating to strategic opportunities, refining and executing on our strategic plan, options and alternatives associated with our owned real estate portfolio, and creating shareholder value.  These forward-looking statements are based on certain assumptions and expectations, and our ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Although we believe that expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and actual results and performance could differ materially from those projected. Factors which could have a material adverse effect on our operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, the risk associated with the current global economic situation and its impact upon capital markets and liquidity; changes in governmental reimbursement programs; our inability to extend (or refinance) debt (including our credit and letter of credit facilities) as it matures; the risk that we may not be able to satisfy the conditions precedent to exercising the extension options associated with certain of our debt agreements; events which adversely affect the ability of seniors to afford our monthly resident fees or entrance fees; the conditions of housing markets in certain geographic areas; our ability to generate sufficient cash flow to cover required interest and long-term operating lease payments; the effect of our indebtedness and long-term operating leases on our liquidity; the risk of loss of property pursuant to our mortgage debt and long-term lease obligations; the possibilities that changes in the capital markets, including changes in interest rates and/or credit spreads, or other factors could make financing more expensive or unavailable to us; our determination from time to time to purchase any shares under the repurchase program; our ability to fund any repurchases; our ability to effectively manage our growth; our ability to maintain consistent quality control; risks associated with regulatory oversight and approvals; the risk that we may not be able to expand, redevelop and reposition our communities in accordance with our plans; our ability to complete acquisitions and integrate them into our operations; competition for the acquisition of assets; our ability to obtain additional capital on terms acceptable to us; a decrease in the overall demand for senior housing; our vulnerability to economic downturns; acts of nature in certain geographic areas; terminations of our resident agreements and vacancies in the living spaces we lease; early terminations or non-renewal of management agreements; increased competition for skilled personnel; increased union activity; departure of our key officers; increases in market interest rates; environmental contamination at any of our communities; failure to comply with existing environmental laws; an adverse determination or resolution of complaints filed against us; the cost and difficulty of complying with increasing and evolving regulation; risks relating to the integration of Emeritus and the transactions with HCP, Inc., including in respect of unanticipated difficulties and/or expenditures relating to such transactions; the impact of such transactions on the Company's relationships with residents, employees and third parties; and the inability to obtain, or delays in obtaining, cost savings and synergies from such transactions; as well as other risks detailed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings.  Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management's views as of the date of this press release.    We cannot guarantee future results, levels of activity, performance or achievements and we expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Important Additional Information and Where to Find It

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company's 2015 Annual Meeting of Stockholders (the "2015 Annual Meeting"). The Company plans to file a proxy statement with the U.S. Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for the 2015 Annual Meeting (the "2015 Proxy Statement").  STOCKHOLDERS ARE URGED TO READ THE 2015 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Additional information regarding the identity of these potential participants, none of whom, owns in excess of 1 percent of the Company's shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2015 Proxy Statement and other materials to be filed with the SEC in connection with the 2015 Annual Meeting. Information relating to the foregoing can also be found in the Company's definitive proxy statement for its 2014 Annual Meeting of Stockholders (the "2014 Proxy Statement"), filed with the SEC on June 6, 2014. To the extent holdings of the Company's securities by such potential participants have changed since the amounts printed in the 2014 Proxy Statement, such changes have been or will be reflected on Statements of Ownership and Change in Ownership on Forms 3 and 4 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the 2015 Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the 2015 Annual Meeting at the SEC's website (http://www.sec.gov), at the Company's website (http://www.brookdale.com) or by contacting Chad C. White by phone at (615) 221-2250, by email at cwhite@brookdale.com or by mail at Brookdale Senior Living Inc., Attn: Chad C. White, Senior Vice President, Co-General Counsel and Secretary, 111 Westwood Place, Suite 400, Brentwood, Tennessee 37027.

Brookdale Senior Living Inc.

Investors
Ross Roadman
Senior Vice President, Investor Relations
(615) 564-8104

Media
Julie K. Davis
Vice President, Communications
(615) 564-8225

Matthew Sherman / Tim Lynch / Scott Bisang
 Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449